Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes
INCOME TAXES

The Company’s deferred income tax assets and liabilities are as follows:

($000s)	2018	2017
Deferred income tax asset and liability, beginning of year	$—	$—
Expenses related to the origination and reversal of temporary differences for:
Property and equipment	6,381	1,707
Non-capital losses carried forward	(733)	(2,909)
Long-term liabilities	(2)	(41)
Share issue expenses	(1)	—
Changes in unrecognized tax benefits	(5,645)	1,243
Deferred income tax expense recognized in net earnings	4,523	—
Deferred income tax (recovery) recognized in net earnings	(4,523)	—
Deferred income tax asset, end of year	4,523	—
Deferred income tax liability, end of year	(4,523)	—

The Company has non-capital losses of $84.3 million (2017 - $81.5 million) that expire between 2027 and 2037. A deferred tax asset of $4.5 million (2017 - $nil) was recognized in respect of unused tax losses in West Gharib. The Company has an additional $14.2 million (2017 - $19.4 million) in unrecognized tax benefits arising in foreign jurisdictions.

Current income taxes represent income taxes incurred and paid under the laws of Egypt pursuant to the PSCs on the West Gharib, West Bakr and NW Gharib concessions.

Income taxes vary from the amount that would be computed by applying the average Canadian statutory income tax rate of 27.0% (2017 – 27.0%) to income before taxes as follows:

($000s)	2018	2017
Income taxes calculated at the Canadian statutory rate	$11,344	$(15,368)
Increases (decreases) in income taxes resulting from:
Non-deductible expenses	2,087	2,023
Changes in unrecognized tax benefits	(5,646)	1,243
Effect of tax rates in foreign jurisdictions[1]	16,002	31,728
Changes in tax rates and other	2,553	2,193
Income tax expense - current	$26,340	$21,819
[1] The statutory tax rate in Egypt is 40.55%.

The Company's consolidated effective income tax rate for 2018 was 62.7% (2017 - 38.3%).